Recent Developments and Liquidity	6 Months Ended
Jun. 30, 2014
Recent Developments and Liquidity [Abstract]
Recent Developments and Liquidity

3. Recent Developments and Liquidity

The Company commenced oil and gas exploration activities in 2011 and had a working capital deficit of $12,475,198 as of June 30, 2014 largely consisting of accrued joint interest billings payable. The Company expects that it will need approximately $40 million to fund its operations during the next twelve months, which will include minimum annual property lease payments, well expenditures and operating costs and expenses.

On September 2, 2014 the Company sold the first $16,000,000 of Notes under its $45,000,000 Senior Secured Note Facility (See Note 13 – Subsequent Events). Future Sales of Notes are subject to certain funding conditions. The Company expects that the proceeds from the first and future sales of these Notes will sustain its base drilling operations for the next twelve months, assuming it meets the conditions for future Notes sales. There can be no assurance that the Company will meet these conditions. In the event that the Company accelerates its planned drilling schedule or does not meet the conditions for future notes sales it may require additional funding in 2015.

Additionally, in the event that the Company is able to redeem its initial public offering warrants as discussed in Note 9 – Shareholders Equity, the initial public offering warrants would likely be exercised resulting in the receipt of proceeds up to $20,532,500 to further sustain the Company’s operations. There can be no assurance that the Company will redeem the initial public offering warrants.